Fees Summary	Oct. 29, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 200,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	30,620.00
Total Offset Amount	$ 0.00
Narrative Disclosure	An indeterminate number of shares of common stock as shall have an aggregate initial offering price not to exceed $200,000,000.00 are being offered hereunder as may from time to time be issued at indeterminate prices. In addition, pursuant to Rule 416 of the Securities Act, the shares of common stock being offered hereunder include such indeterminate number of shares of common stock as may be issuable with respect to the shares of common stock being offered hereunder as a result of stock splits, stock dividends or similar transactions.
Net Fee	$ 30,620.00
Narrative - Max Aggregate Offering Price	$ 200,000,000.00
Final Prospectus	true